JPMorgan Funds - JPMorgan Trust II
Rule 10f-3 Transactions
For the period from January 1, 2013 to June 30, 2013

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 1/18/2013
Issuer Norwegian Cruise Line Holdings Ltd. (NCLH) IPO
Cusip G6672110
Shares 88,800
Offering Price $19.00
Spread $1.093
Cost $1,687,200
Dealer Executing Trade UBS Securities
% of Offering  purchased by firm 0.26%
Syndicate Members UBS Investment Bank/ Barclays/ Citigroup/ Deutsche Bank Securities/ Goldman, Sachs & Co./ JPMorgan/ DNB Markets/ HSBC/ SunTrust Robinson Humphrey/ Wells Fargo Securities/ Lebenthal Capital Markets
Fund JPMorgan Small Cap Value Fund
Trade Date 1/25/2013
Issuer Bright Horizons Family Solutions, Inc. (BFAM) IPO
Cusip 10,919,410
Shares 19,100
Offering Price $22.00
Spread $1.485
Cost $420,200
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.59%
Syndicate Members Goldman, Sachs & Co./ JPMorgan/ Barclays/ BofA Merrill Lynch/ Credit Suisse/ Baird/ BMO Capital Markets/ Stifel Nicolaus Weisel/ SMBC Nikko
Fund JPMorgan Large Cap Value Fund
Trade Date 1/31/2013
Issuer Zoetis, Inc. (ZTS) IPO
Cusip 98978V10
Shares 18,600
Offering Price $26.00
Spread $0.962
Cost $483,600
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.90%
Syndicate Members JPMorgan/  BofA Merrill Lynch/ Morgan Stanley/ Barclays/ Citigroup/ Credit Suisse/ Deutsche Bank Securities/ Goldman, Sachs & Co./ Guggenheim Securities/ Jeffries/ BNP Paribus/ HSBC/ Loop Capital Markets/ RBC Capital Markets/ The Williams Capital Group, LP/ UBS Investment Bank/ Lebenthal Capital Markets/ Piper Jaffray/ Ramirez & Co., Inc.
Fund JPMorgan Large Cap Value Fund
Trade Date 1/31/2013
Issuer Zoetis, Inc. (ZTS) IPO
Cusip 98978V10
Shares 21,300
Offering Price $26.00
Spread $0.962
Cost $553,800
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.90%
Syndicate Members JPMorgan/  BofA Merrill Lynch/ Morgan Stanley/ Barclays/ Citigroup/ Credit Suisse/ Deutsche Bank Securities/ Goldman, Sachs & Co./ Guggenheim Securities/ Jeffries/ BNP Paribus/ HSBC/ Loop Capital Markets/ RBC Capital Markets/ The Williams Capital Group, LP/ UBS Investment Bank/ Lebenthal Capital Markets/ Piper Jaffray/ Ramirez & Co., Inc.
Fund JPMorgan Small Cap Value Fund
Trade Date 2/5/2013
Issuer Boise Cascade Company (BCC) IPO
Cusip 09739D10
Shares 35,700
Offering Price $21.00
Spread $1.418
Cost $749,700
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.31%
Syndicate Members BofA Merrill Lynch/ Goldman, Sachs & Co./ Deutsche Bank Securities/ JP Morgan/ Wells Fargo Securities/ DA Davidson & Co./ Moelis & Company/ Piper Jaffray
Fund JPMorgan Mid Cap Growth Fund
Trade Date 2/15/2013
Issuer Nielsen Holdings NV (NLSN) Secondary
Cusip N6321810
Shares 18,200
Offering Price $32.55
Spread $0.977
Cost $592,410
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.09%
Syndicate Members JP Morgan/ Citigroup/ Goldman, Sachs & Co./ Credit Suisse/ Deutsche Bank Securities/ Morgan Stanley/ Wells Fargo Securities/ HSBC/ RBC Capital Markets/ Williams Blair/ Blaylock Robert Van, LLC/ Loop Capital Markets/ Mizuho Securities/ The Williams Capital Group, LP
Fund JPMorgan Large Cap Growth Fund
Trade Date 2/21/2013
Issuer Michael Kors Holdings Limited (KORS) Secondary
Cusip G6075410
Shares 326,800
Offering Price $61.50
Spread $1.538
Cost $20,098,200
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.78%
Syndicate Members Morgan Stanley/ JP Morgan/ Goldman, Sachs & Co./ Baird/ HSBC/ Jeffries/ Nomura/ Piper Jaffray
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 3/7/2013
Issuer KAR Auction Services, Inc. (Secondary)
Cusip 48238T10
Shares 276,600
Offering Price $19.25
Spread $0.770
Cost $5,324,550
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.31%
Syndicate Members Credit Suisse/ Goldman, Sachs & Co./ JP Morgan/ Barclays/ BMO Capital Markets/ BofA Merrill Lynch/ Deutsche Bank Securities/ Baird/ Barrington Research/ BB&T Capital Markets/ Stephens Inc.
Fund JPMorgan Small Cap Growth Fund
Trade Date 3/20/2013
Issuer Model N, Inc. (IPO)
Cusip 60,752,510
Shares 81,800
Offering Price $15.50
Spread $1.085
Cost $1,267,900
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 4.96%
Syndicate Members JP Morgan/ Deutsche Bank Securities/ Stifel/ Pacific Crest Securities/ Piper Jaffray/ Raymond James
Fund JPMorgan Small Cap Value Fund
Trade Date 3/20/2013
Issuer Model N, Inc. (IPO)
Cusip 60,752,510
Shares 34,600
Offering Price $15.50
Spread $1.085
Cost $536,300
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 4.96%
Syndicate Members JP Morgan/ Deutsche Bank Securities/ Stifel/ Pacific Crest Securities/ Piper Jaffray/ Raymond James
Fund JPMorgan Small Cap Value Fund
Trade Date 3/22/2013
Issuer Graphic Packaging Holding Company (Secondary)
Cusip 38,868,910
Shares 39,500
Offering Price $7.00
Spread $0.280
Cost $276,500
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.35%
Syndicate Members Goldman, Sachs & Co./ BofA Merrill Lynch/ JP Morgan/ Citigroup/ Deutsche Bank Securities/ TDG Capital BD, LLC/ Baird/ Oppenheimer & Co.
Fund JPMorgan Small Cap Value Fund
Trade Date 4/10/2013
Issuer Taylor Morrison Home Corporation (THMC) IPO
Cusip 87724P10
Shares 156,600
Offering Price $22.00
Spread $1.320
Cost $3,445,200
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.32%
Syndicate Members Credit Suisse/ Citigroup/ Deutsche Bank Securities/ Goldman, Sachs & Co./ JP Morgan/ Zelman Partners LLC/ HSBC/ Wells Fargo Securities/ FBR/ JMP Securities
Fund JPMorgan Small Cap Value Fund
Trade Date 4/12/2013
Issuer Evertec, Inc. (EVTC) IPO
Cusip 30040P10
Shares 20,700
Offering Price $20.00
Spread $1.100
Cost $414,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.35%
Syndicate Members Goldman, Sachs & Co./ JP Morgan/ Morgan Stanley/ Deutsche Bank Securities/ BofA Merrill Lynch/ Credit Suisse/ UBS Investment Bank/ William Blair/ Apollo Global Securities/ Popular Securities
Fund JPMorgan Small Cap Growth Fund
Trade Date 4/19/2013
Issuer SeaWorld Entertainment, Inc. (SEAS) IPO
Cusip 81282V10
Shares 196,700
Offering Price $27.00
Spread $1.620
Cost $5,310,900
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.26%
Syndicate Members Goldman, Sachs & Co./ JP Morgan/ Citigroup/ BofA Merrill Lynch/ Barclays/ Wells Fargo Securities/ Blackstone Capital Markets/ Lazard Capital Markets/ Macquarie Capital/ KeyBanc Capital Markets/ Nomura/ Drezel Hamilton, LLC/ Ramirez & Co., Inc.
Fund JPMorgan Small Cap Value Fund
Trade Date 4/19/2013
Issuer SeaWorld Entertainment, Inc. (SEAS) IPO
Cusip 81282V10
Shares 122,800
Offering Price $27.00
Spread $1.620
Cost $3,315,600
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.26%
Syndicate Members Goldman, Sachs & Co./ JP Morgan/ Citigroup/ BofA Merrill Lynch/ Barclays/ Wells Fargo Securities/ Blackstone Capital Markets/ Lazard Capital Markets/ Macquarie Capital/ KeyBanc Capital Markets/ Nomura/ Drezel Hamilton, LLC/ Ramirez & Co., Inc.
Fund JPMorgan US Real Estate Fund
Trade Date 4/25/2013
Issuer Prologis, Inc. (PLD) Secondary
Cusip 74340W10
Shares 62,200
Offering Price $41.60
Spread $1.248
Cost $2,587,520
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.58%
Syndicate Members Morgan Stanley/ JP Morgan/ Goldman, Sachs & Co./ Wells Fargo Securities/ Citigroup/ BofA Merrill Lynch/ RBS/ SMBC Nikko/ Credit Suisse/ Deutsche Bank Securities/ Mitsubishi UFJ Securities/ PNC Capital Markets LLC/ Scotiabank/ RBC Capital Markets/ The Williams Capital Group, LP
Fund JPMorgan Small Cap Growth Fund
Trade Date 5/9/2013
Issuer Cyan, Inc. (CYNI) IPO
Cusip 23247W10
Shares 174,900
Offering Price $11.00
Spread $0.770
Cost $1,923,900
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 9.64%
Syndicate Members Goldman, Sachs & Co/ Jefferies/ JPMorgan/ Pacific Crest Securities
Fund JPMorgan Small Cap Value Fund
Trade Date 5/9/2013
Issuer Cyan, Inc. (CYNI) IPO
Cusip 23247W10
Shares 80,100
Offering Price $11.00
Spread $0.770
Cost $881,100
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 9.64%
Syndicate Members Goldman, Sachs & Co/ Jefferies/ JPMorgan/ Pacific Crest Securities
Fund JPMorgan US Real Estate Fund
Trade Date 5/9/2013
Issuer Health Care REIT, Inc. (HCN) Secondary
Cusip 42217K106
Shares 70,050
Offering Price $73.50
Spread $2.573
Cost $5,148,675
Dealer Executing Trade UBS Investment Bank
% of Offering  purchased by firm 2.50%
Syndicate Members UBS Investment Bank/ Deutsche Bank Securities/ Wells Fargo Securities/ Barclays/ Citigroup/ JPMorgan/ RBC Capital Markets/ BofA Merrill Lynch/ Credit Agricole CIB/ KeyBanc Capital Markets/ Morgan Stanley/ PNC Capital Markets LLC/ Raymond James/ Stifel/ BB&T Capital Markets/ BNY Mellon Capital Markets, LLC/ Comerica Securities/ Credit Suisse/ The Huntington Investment Company/ RBS/ SMBC Nikko/ SunTrust Robinson Humphrey
Fund JPMorgan Small Cap Value Fund
Trade Date 5/9/2013
Issuer PennyMac Financial Services, Inc. (PFSI) IPO
Cusip 70932B10
Shares 14,400
Offering Price $18.00
Spread $1.125
Cost $259,200
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.81%
Syndicate Members Citigroup/ BofA Merrill Lynch/ Credit Suisse/ Goldman, Sachs & Co/ Barclays/ JPMorgan/ Morgan Stanley/ Wells Fargo Securities
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 5/9/2013
Issuer Quintiles Transnational Holdings (Q) IPO
Cusip 74876Y10
Shares 61,100
Offering Price $40.00
Spread $2.200
Cost $2,444,000
Dealer Executing Trade Barclays Capital
% of Offering  purchased by firm 0.44%
Syndicate Members Morgan Stanley/ Barclays/ JPMorgan/ Citigroup/ Goldman, Sachs & Co/ Wells Fargo Securities/ BofA Merrill Lynch/ Deutsche Bank Securities/ Baird/ William Blair/ Jefferies/ Guggenheim Securities/ Piper Jaffray/ Raymond James/ RBC Capital Markets/ UBS Investment Bank
Fund JPMorgan Multi-Cap Market Neutral Fund
Trade Date 5/9/2013
Issuer Quintiles Transnational Holdings (Q) IPO
Cusip 74876Y10
Shares 37,200
Offering Price $40.00
Spread $2.200
Cost $1,488,000
Dealer Executing Trade Barclays Capital
% of Offering  purchased by firm 0.44%
Syndicate Members Morgan Stanley/ Barclays/ JPMorgan/ Citigroup/ Goldman, Sachs & Co/ Wells Fargo Securities/ BofA Merrill Lynch/ Deutsche Bank Securities/ Baird/ William Blair/ Jefferies/ Guggenheim Securities/ Piper Jaffray/ Raymond James/ RBC Capital Markets/ UBS Investment Bank
Fund JPMorgan US Real Estate Fund
Trade Date 5/14/2013
Issuer Alexandria Real Estate Equities, Inc. (ARE) Secondary
Cusip 15,271,109
Shares 117,550
Offering Price $73.50
Spread $2.940
Cost $8,639,925
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 9.85%
Syndicate Members BofA Merrill Lynch/ Citigroup/ JPMorgan/ RBS/ Scotiabank/ Baird/ BB&T Capital Markets/ BNY Mellon Capital Markets, LLC/ Capital One Southcoast/ Credit Agricole CIB/ Credit Suisse/ Evercore Partners/ Mitsubishi UFJ Securities/ SMBC Nikko/ SunTrust Robinson Humphrey
Fund JPMorgan Small Cap Value Fund
Trade Date 5/16/2013
Issuer William Lyon Homes, Inc. (WLH) IPO
Cusip 55,207,470
Shares 40,600
Offering Price $25.00
Spread $1.750
Cost $1,015,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.61%
Syndicate Members Credit Suisse/ JPMorgan/ Citigroup/ Zelman Partners LLC/ Houilhan Lokey/ Comerica Securities
Fund JPMorgan US Real Estate Fund
Trade Date 5/16/2013
Issuer DDR Corp. (DDR) Secondary
Cusip 23317H102
Shares 289,500
Offering Price $18.90
Spread $0.684
Cost $5,471,550
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 5.15%
Syndicate Members Goldman, Sachs & Co./ JPMorgan/ Citigroup/ Deutsche Bank Securities/ RBC Capital Markets/ Wells Fargo Securities/ Capital One Southcoast/ KeyBanc Capital Markets/ PNC Capital Markets LLC/ Scotiabank/ Baird/ Huntington Investment Company/ Moelis & Company
Fund JPMorgan Small Cap Growth Fund
Trade Date 5/17/2013
Issuer Tableau Software, Inc. (DATA) IPO
Cusip 87336U10
Shares 46,000
Offering Price $31.00
Spread $2.170
Cost $1,426,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 4.91%
Syndicate Members Goldman, Sachs & Co/ Morgan Stanley/ Credit Suisse/ JPMorgan/ UBS Investment Bank/ JMP Securities/ BMO Capital Markets
Fund JPMorgan Small Cap Value Fund
Trade Date 5/17/2013
Issuer Tableau Software, Inc. (DATA) IPO
Cusip 87336U10
Shares 30,700
Offering Price $31.00
Spread $2.170
Cost $951,700
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 4.91%
Syndicate Members Goldman, Sachs & Co/ Morgan Stanley/ Credit Suisse/ JPMorgan/ UBS Investment Bank/ JMP Securities/ BMO Capital Markets
Fund JPMorgan Small Cap Growth Fund
Trade Date 5/23/2013
Issuer Ply Gem Holdings, Inc. (PGEM) IPO
Cusip 72941W10
Shares 105,800
Offering Price $21.00
Spread $1.399
Cost $2,221,800
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 4.54%
Syndicate Members JPMorgan/ Credit Suisse/ Goldman, Sachs & Co/ UBS Investment Bank/ Deutsche Bank Securities/ BB&T Capital Markets/ Zelman Partners LLC/ Stephens Inc
Fund JPMorgan Small Cap Value Fund
Trade Date 5/23/2013
Issuer Ply Gem Holdings, Inc. (PGEM) IPO
Cusip 72941W10
Shares 27,500
Offering Price $21.00
Spread $1.399
Cost $577,500
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 4.54%
Syndicate Members JPMorgan/ Credit Suisse/ Goldman, Sachs & Co/ UBS Investment Bank/ Deutsche Bank Securities/ BB&T Capital Markets/ Zelman Partners LLC/ Stephens Inc
Fund JPMorgan Equity Index Fund
Trade Date 6/6/2013
Issuer General Motors Company (GM) Secondary
Cusip 37045V10
Shares 67,308
Offering Price $34.41
Spread $0.020
Cost $2,316,068
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.21%
Syndicate Members Citigroup/ JPMorgan/ Morgan Stanley/ BofA Merrill Lynch/ Credit Suisse/ Goldman, Sachs & Co./ Academy Securities, Inc./ C.L. King & Associates/ Drexel Hamilton
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 6/13/2013
Issuer Coty Inc. (COTY) IPO
Cusip 22,207,020
Shares 62,800
Offering Price $17.50
Spread $0.613
Cost $1,099,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.37%
Syndicate Members BofAMerrill Lynch/ JPMorgan/ Morgan Stanley/ Barclays/ Deutsche Bank Securities/ Wells Fargo Securities/ Lazard Capital Markets/ Piper Jaffray/ RBC Capital Markets/ BNP Paribas/ Credit Agricole CIB/ HSBC/ ING/ Moelis & Company/ RBS/ Sanford C. Bernstein/ Santander/ Ramirez & Co., Inc./ Telsey Advisory Group/ The Williams Capital Group, L.P.
Fund JPMorgan Small Cap Value Fund
Trade Date 6/20/2013
Issuer Gogo Inc. (GOGO) IPO
Cusip 38046C10
Shares 55,000
Offering Price $17.00
Spread $1.190
Cost $935,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 4.63%
Syndicate Members Morgan Stanley/ JPMorgan/ UBS Investment Bank/ Allen & Company LLC/ Evercore Partners/ William Blair
Fund JPMorgan Mid Cap Growth Fund
Trade Date 6/26/2013
Issuer HD Supply Holdings, Inc. (HDS) IPO
Cusip 40416M10
Shares 777,000
Offering Price $18.00
Spread $0.765
Cost $13,986,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.73%
Syndicate Members BofA Merrill Lynch/ Barclays/ JPMorgan/ Credit Suisse/ Citigroup/ Deutsche Bank Securities/ Goldman Sachs & Co./ Morgan Stanley/ UBS Investment Bank/ Wells Fargo Securities/ Baird/ William Blair/ Raymond James/ BB&T Capital Markets/ SunTrust Robinson Humphrey/ Drexel Hamilton/ Guzman & Company
Fund JPMorgan Small Cap Value Fund
Trade Date 6/26/2013
Issuer NanoString Technologies, Inc. (NSTG) IPO
Cusip 63009R10
Shares 130,800
Offering Price $10.00
Spread $0.700
Cost $1,308,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 11.83%
Syndicate Members JPMorgan/ Morgan Stanley/ Leerink Swann/ Baird
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 6/27/2013
Issuer CDW Corporation (CDW) IPO
Cusip 12514G10
Shares 96,100
Offering Price $17.00
Spread $0.935
Cost $1,633,700
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 8.29%
Syndicate Members JPMorgan/ Barclays/ Goldman, Sachs & Co./ Deustche Bank Securities/ Morgan Stanley/ Baird/ Raymond James/ William Blair/ Needham & Company/ Stifel/ Loop Capital Markets/ The Williams Capital Group, L.P.